                                                                 Exhibit 10.17

                             JATO COMMUNICATIONS CORP.
                        RESTRICTED STOCK PURCHASE AGREEMENT


       THIS RESTRICTED STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of August 31, 1999, by and between JATO COMMUNICATIONS CORP., a Delaware corporation (the "Company"), and GERALD K. DINSMORE (the
"Purchaser").

                                      RECITALS

       WHEREAS, the Company has authorized the sale and issuance of five hundred thousand (500,000) shares of its Common Stock to Purchaser (the "Shares");

       WHEREAS, the Purchaser desires to purchase the Shares on the terms and conditions set forth herein; and

       WHEREAS, the Company desires to issue and sell the Shares to Purchaser on the terms and conditions set forth herein;

       NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

                                     ARTICLE 1

                           AGREEMENT TO SELL AND PURCHASE

       1.1 AUTHORIZATION OF SHARES. On or prior to the Closing (as defined in Section 2 below), the Company shall have authorized the sale and issuance to the Purchaser of the Shares. The Shares shall have the rights, preferences, privileges and restrictions set forth in the Certificate of Incorporation of the Company, as amended.

       1.2 SALE AND PURCHASE. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined) the Company hereby agrees to issue and sell to Purchaser the Shares at an aggregate purchase price of three hundred seventy-five thousand dollars ($375,000). The aggregate par value for the Shares, or five thousand dollars ($5,000) shall be paid in cash, with the balance, three hundred seventy thousand dollars ($370,000), being evidenced by a Promissory Note in the form attached hereto as EXHIBIT A-1. The Shares shall be pledged to secure repayment of the Promissory Note pursuant to the terms of a Pledge Agreement attached hereto as EXHIBIT A-2.

                                     ARTICLE 2

                           CLOSING, DELIVERY AND PAYMENT

       2.1 CLOSING. The closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall take place at 10:00 a.m. on the date hereof, at the offices of the Company,

                                      1.

or at such other time or place as the Company and the Purchaser may mutually agree (such date is hereinafter referred to as the "Closing Date").

       2.2 DELIVERY. At the Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchaser certificates representing the number of Shares to be purchased at the Closing by the Purchaser, against payment of the purchase price therefor by execution of the attached assignment.

                                     ARTICLE 3

                   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

       The Company hereby represents and warrants to the Purchaser as follows:

       3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue and sell the Shares and the Conversion
Shares and to carry out the provisions of this Agreement and the Certificate of Incorporation and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business. The Company owns no equity securities of any other corporation, limited partnership or similar entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

       3.2 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto has been taken or will be taken prior to the Closing. The Agreement, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (ii) general principles of equity that restrict the availability of equitable remedies. The sale of the Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

                                     ARTICLE 4

                  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

       Each Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

                                      2.

       4.1 REQUISITE POWER AND AUTHORITY. The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on the Purchaser's part required for the lawful execution and delivery of this Agreement has been or will be effectively taken prior to the Closing. The Agreement, when executed and delivered, will be valid and binding obligations of the Purchaser enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (ii) general principles of equity that restrict the availability of equitable remedies.

       4.2 INVESTMENT REPRESENTATIONS. The Purchaser understands that neither the Shares nor the Conversion Shares have been registered under the Securities Act of 1933, as amended (the "Act"). The Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Act based in part upon the Purchaser's representations contained in the Agreement. The Purchaser hereby represents and warrants as follows:

              (a) PURCHASER BEARS ECONOMIC RISK. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Act or an exemption from registration is available. The Purchaser understands that the Company has no present intention of registering the Shares, the Conversion Shares or any shares of its Common Stock. The Purchaser also understands that there is no assurance that any exemption from registration under the Act will be available and that, even if available, such exemption may not allow the Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times the Purchaser might propose.

              (b) ACQUISITION FOR OWN ACCOUNT. The Purchaser is acquiring the Shares and the Conversion Shares for the Purchaser's own account for investment only, and not with a view toward their distribution.

              (c) PURCHASER CAN PROTECT ITS INTEREST. The Purchaser represents that by reason of its, or of its management's, business or financial experience, the Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement.
 Further, the Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

              (d) RULE 144; RULE 701. The Shares are being issued pursuant to the Company's 1998 Equity Incentive Plan. The issuance of the Shares are pursuant to Rule 701 under the Securities Act of 1933, as amended.
 The Purchaser acknowledges and agrees that the Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including,

                                      3.

among other things: the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the number of shares being sold during any three-month period not exceeding specified limitations.

                                     ARTICLE 5

                               CONDITIONS TO CLOSING

       5.1 CONDITIONS TO PURCHASER'S OBLIGATIONS AT THE CLOSING. The Purchaser's obligations to purchase the Shares at the Closing are subject to the satisfaction, at or prior to the Closing, of the following conditions:

              (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in
Section 3 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

              (b) LEGAL INVESTMENT. On the Closing Date, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

              (c) STOCKHOLDERS' AGREEMENT. Purchaser shall have executed the Stockholders' Agreement.

       5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Shares at the Closing is subject to the satisfaction, on or prior to the Closing, of the following conditions:

              (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct in all material respects at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

              (b) PERFORMANCE OF OBLIGATIONS. The Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by the Purchaser on or before the Closing.

              (c) STOCKHOLDERS' AGREEMENT. Purchaser shall have executed the Stockholders' Agreement.

                                      4.

                                     ARTICLE 6

                                 REPURCHASE OPTION

       6.1    REPURCHASE OPTION.

              (a) Subject to Section 6.3 below, in the event of any voluntary or involuntary termination of the Purchaser's employment by or services to the Company for any or no reason before all of the Shares are released from the Company's repurchase option as set forth in Section 6.2 below (the "Repurchase Option"), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option for a period of 90 days (or such longer period of time either mutually agreed to by Purchaser and the Company or determined by the Company in good faith to be necessary to avoid the loss of "qualified small business stock" treatment under Section 1202 of the Internal Revenue Code for any stockholder other than the Purchaser) from such date to repurchase some or all of the Unreleased Shares (as defined in Section 5) at the then current fair market value of the shares, determined in the sole discretion of the Compensation Committee of the Board unless the employee finds a bonified offer for the stock, principles of which would be agreeable to the Compensation Committee (the "Repurchase Price").

              (b) The Repurchase Option shall be exercised by the Company by written notice to the Purchaser or the Purchaser's executor and by delivery to the Purchaser or the Purchaser's executor with such notice of a check in the amount of the Repurchase Price for the Shares being repurchased.


              (c) Upon delivery of such notice and the payment of the Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

       6.2    RELEASE OF SHARES FROM REPURCHASE OPTION.

              (a) Subject to Section 6.3 below, the number of Shares to be released from the Company's Repurchase Option is set forth in a schedule attached hereto as EXHIBIT A, provided as to each incremental period resulting in the release of Shares from such Repurchase Option that the Purchaser's employment or services have not been terminated prior to the date of any such release.

              (b) Any of the Shares that have not yet been released from the Company's Repurchase Option are referred to herein as "Unreleased Shares."

       6.3 EVENTS OF ACCELERATED RELEASE FROM COMPANY'S REPURCHASE OPTION. All of the Purchaser's Shares shall be released from the Company's Repurchase Option upon the occurrence of (i) a sale of all or substantially all of the assets of the Company, (ii) a transaction that results in a change of control in which greater than 50% of the voting power is transferred, (iii) termination of Executive's employment by the Company without Cause, or either
(iv) a material reduction in Executive's responsibilities, or (v) a material downgrading of job title,

                                      5.

either of which is not cured within 30 days of being notified by Executive (each an "Acceleration Event").

                                     ARTICLE 7

                                   MISCELLANEOUS

       7.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Colorado as such laws are applied to agreements between Colorado residents entered into and performed entirely in Colorado.

       7.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

       7.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of, and be enforceable by, each person who shall be a holder of the Shares from time to time.

       7.4 ENTIRE AGREEMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

       7.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       7.6    AMENDMENT AND WAIVER.

              (a) This Agreement may be amended or modified only upon the written consent of the Company and Purchaser.

              (b) The obligations of the Company and the rights of the holders of the Shares under the Agreement may be waived only with the written consent of the Purchaser.

       7.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Certificate of Incorporation shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Purchaser's part of any breach, default or noncompliance under this Agreement


                                      6.

or under the Certificate of Incorporation or any waiver on such party's part of any provisions or conditions of the Agreement or the Certificate of Incorporation must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, whether under this Agreement, the Certificate of Incorporation, by law or otherwise afforded to any party, shall be cumulative and not alternative.

       7.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and the Purchaser at the addresses as set forth on the signature page hereof or at such other address as the Company or the Purchaser may designate by ten (10) days' advance written notice to the other parties hereto.

       7.9 TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

       7.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.









                                      7.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

                                   COMPANY:

                                   JATO COMMUNICATIONS CORP.



                                   By: /s/ Brian E. Gast
                                      ------------------------------------

                                   Address:

                                   ---------------------------------------
                                   ---------------------------------------

                                   PURCHASER:


                                   /s/ Gerald K. Dinsmore
                                   ---------------------------------------
                                   Gerald K. Dinsmore

                                   Address:

                                   ---------------------------------------
                                   ---------------------------------------






                                      8.

                                     EXHIBIT A

                                  RELEASE SCHEDULE


So long as Purchaser continues to provide services to the Company:

                                                     Shares Released
     On the first anniversary of employment              125,000
     Each whole month thereafter                          15,625

                                                                   EXHIBIT A-1

                                  PROMISSORY NOTE


$370,000                                                      Denver, Colorado
                                                               August 31, 1999


       FOR VALUE RECEIVED, the undersigned hereby unconditionally promises to pay to the order of Jato Communications Corp., a Delaware corporation (the "Company"), at 1099 18th Street, Suite 2200, Denver, CO 80202, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of Three Hundred Seventy Thousand ($370,000) together with interest accrued from the date hereof on the unpaid principal at the rate of 7% per annum, or the maximum rate permissible by law (which under the laws of the State of Colorado shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less, as follows:

       Principal Repayment. The outstanding principal amount hereunder shall be due and payable in full on August 30, 2001.

       Interest Payments. Interest shall be payable at maturity and shall be calculated on the basis of a 360-day year for the actual number of days elapsed;

       PROVIDED, HOWEVER, that in the event that the undersigned voluntarily terminates his employment prior to payment in full of this Note, this Note shall be accelerated and all remaining unpaid principal and interest shall become due and payable within 90 days after such termination.

       The Company may forgive the repayment of all or part of the principal and interest due under this Note.

       If the undersigned fails to pay any of the principal and accrued interest when due, the Company, at its sole option, shall have the right to accelerate this Note, in which event the entire principal balance and all accrued interest shall become immediately due and payable, and immediately collectible by the Company pursuant to applicable law.

       This Note may be prepaid at any time without penalty. All money paid toward the satisfaction of this Note shall be applied first to the payment of interest as required hereunder and then to the retirement of the principal.

       The full amount of this Note is secured by a pledge of shares of Common Stock of the Company, and is subject to all of the terms and provisions of the Restricted Stock Purchase Agreement and the Pledge Agreement, each of even date herewith between the undersigned and the Company.

                                      1.

       The undersigned hereby represents and agrees that the amounts due under this Note are not consumer debt, and are not incurred primarily for personal, family or household purposes, but are for business and commercial purposes only.

       The undersigned hereby waives presentment, protest and notice of protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

       The holder hereof shall be entitled to recover, and the undersigned agrees to pay when incurred, all costs and expenses of collection of this Note, including without limitation, reasonable attorneys' fees.

       This Note shall be governed by, and construed, enforced and interpreted in accordance with, the laws of the State of Colorado, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.



                                          __________________________________

                                                   Gerald K. Dinsmore




                                      2.

                                                                   EXHIBIT A-2

                             STOCK PLEDGE AGREEMENT


       THIS STOCK PLEDGE AGREEMENT ("Pledge Agreement") is made by GERALD K. DINSMORE, an individual, ("Pledgor"), in favor of JATO COMMUNICATIONS CORP., a Delaware corporation with its principal place of business at 1099 18th Street, Suite 2200, Denver, CO 80202 ("Pledgee").

       WHEREAS, Pledgor has concurrently herewith executed that certain Promissory Note (the "Note") in favor of Pledgee in the amount of three hundred seventy thousand dollars ($370,000) in partial payment of the purchase price of five hundred thousand (500,000) shares of the Common Stock of Pledgee; and

       WHEREAS, Pledgee is willing to accept the Note from Pledgor, but only upon the condition, among others, that Pledgor shall have executed and delivered to Pledgee this Pledge Agreement and the Collateral (as defined below):

       NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Pledgor hereby agrees as follows:

       1. As security for the full, prompt and complete payment and performance when due (whether by stated maturity, by acceleration or otherwise) of all indebtedness of Pledgor to Pledgee created under the Note (all such indebtedness being the "Liabilities"), together with, without limitation, the prompt payment of all expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incidental to the collection of the Liabilities and the enforcement or protection of Pledgee's lien in and to the collateral pledged hereunder, Pledgor hereby pledges to Pledgee, and grants to Pledgee, a first priority security interest in all of the following (collectively, the "Pledged Collateral"):

              (a) Five hundred thousand (500,000) shares of Common Stock of Pledgee represented by Certificates numbered [CERTIFICATE NUMBER] (the "Pledged Shares"), and all dividends, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

              (b) all voting trust certificates held by Pledgor evidencing the right to vote any Pledged Shares subject to any voting trust; and

              (c) all additional shares and voting trust certificates from time to time acquired by Pledgor in any manner (which additional shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares.

       The term "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and Liabilities heretofore, now or hereafter made, incurred or

                                      1.

created, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness may be or hereafter becomes unenforceable.

       2. At any time, without notice, and at the expense of Pledgor, Pledgee in its name or in the name of its nominee or of Pledgor may, but shall not be obligated to: (1) collect by legal proceedings or otherwise all dividends (except cash dividends other than liquidating dividends), interest, principal payments and other sums now or hereafter payable upon or on account of said Pledged Collateral; (2) enter into any extension, reorganization, deposit, merger or consolidation agreement, or any agreement in any wise relating to or affecting the Pledged Collateral, and in connection therewith may deposit or surrender control of such Pledged Collateral thereunder, accept other property in exchange for such Pledged Collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for such Pledged Collateral shall be applied to the indebtedness or thereafter held by it pursuant to the provisions hereof; (3) insure, process and preserve the Pledged Collateral; (4) cause the Pledged Collateral to be transferred to its name or to the name of its nominee; (5) exercise as to such Pledged Collateral all the rights, powers and remedies of an owner, except that so long as no default exists under the Note or hereunder Pledgor shall retain all voting rights as to the Pledged Shares.

       3. Pledgor agrees to pay prior to delinquency all taxes, charges, liens and assessments against the Pledged Collateral, and upon the failure of Pledgor to do so, Pledgee at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

       4. At the option of Pledgee and without necessity of demand or notice, all or any part of the indebtedness of Pledgor shall immediately become due and payable irrespective of any agreed maturity, upon the happening of any of the following events: (1) failure to keep or perform any of the terms or provisions of this Pledge Agreement; (2) failure to pay any installment of principal or interest on the Note when due; (3) the levy of any attachment, execution or other process against the Pledged Collateral; or
(4) the insolvency, commission of an act of bankruptcy, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of Title 11 of the United States Code of, by, or against Pledgor.

       5. In the event of the nonpayment of any indebtedness when due, whether by acceleration or otherwise, or upon the happening of any of the events specified in the last preceding paragraph, Pledgee may then, or at any time thereafter, at its election, apply, set off, collect or sell in one or more sales, or take such steps as may be necessary to liquidate and reduce to cash in the hands of Pledgee in whole or in part, with or without any previous demands or demand of performance or notice or advertisement, the whole or any part of the Pledged Collateral in such order as Pledgee may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any broker's board or securities exchange, either for cash or upon credit or for future delivery; provided, however, that if such disposition is at private sale, then the purchase price of the Pledged Collateral shall be equal to the public market price then in effect, or, if at the time of sale no public market for the Pledged Collateral exists, then, in recognition of the fact that the sale of the Pledged Collateral would have to be registered under the Securities Act of 1933 and that the expenses of such registration are

                                      2.

commercially unreasonable for the type and amount of collateral pledged hereunder, Pledgee and Pledgor hereby agree that such private sale shall be at a purchase price mutually agreed to by Pledgee and Pledgor or, if the parties cannot agree upon a purchase price, then at a purchase price established by a majority of three independent appraisers knowledgeable of the value of such collateral, one named by Pledgor within 10 days after written request by the Pledgee to do so, one named by Pledgee within such 10 day period, and the third named by the two appraisers so selected, with the appraisal to be rendered by such body within 30 days of the appointment of the third appraiser. The cost of such appraisal, including all appraiser's fees, shall be charged against the proceeds of sale as an expense of such sale. Pledgee may be the purchaser of any or all Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or right of redemption. Demands of performance, notices of sale, advertisements and presence of property at sale are hereby waived, and Pledgee is hereby authorized to sell hereunder any evidence of debt pledged to it. Any sale hereunder may be conducted by any officer or agent of Pledgee.

       6. The proceeds of the sale of any of the Pledged Collateral and all sums received or collected by Pledgee from or on account of such Pledged Collateral shall be applied by Pledgee to the payment of expenses incurred or paid by Pledgee in connection with any sale, transfer or delivery of the Pledged Collateral, to the payment of any other costs, charges, attorneys' fees or expenses mentioned herein, and to the payment of the indebtedness or any part hereof, all in such order and manner as Pledgee in its discretion may determine. Pledgee shall then pay any balance to Pledgor.

       7. Upon the transfer of all or any part of the indebtedness Pledgee may transfer all or any part of the Pledged Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such Pledged Collateral so transferred, and the transferee shall be vested with all the rights and powers of Pledgee hereunder with respect to such Pledged Collateral so transferred; but with respect to any Pledged Collateral not so transferred Pledgee shall retain all rights and powers hereby given.

       8. Until all indebtedness shall have been paid in full the power of sale and all other rights, powers and remedies granted to Pledgee hereunder shall continue to exist and may be exercised by Pledgee at any time and from time to time irrespective of the fact that the indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Pledgor may have ceased.

       9. Pledgee agrees that so long as no default exists under the Note or hereunder, the Pledged Shares shall, upon the request of Pledgor, be released from pledge as the indebtedness is paid. Such releases shall be at the rate of one share for each seventy five cents ($0.75) of principal amount of indebtedness paid. Release from pledge, however, shall not result in release from the provisions of those certain Joint Escrow Instructions, if any, of even date herewith among the parties to this Pledge Agreement and the Escrow Agent named therein.

       10. Pledgee may at any time deliver the Pledged Collateral or any part thereof to Pledgor and the receipt of Pledgor shall be a complete and full acquittance for the Pledged Collateral so delivered, and Pledgee shall thereafter be discharged from any liability or responsibility therefor.

                                      3.

       11. The rights, powers and remedies given to Pledgee by this Pledge Agreement shall be in addition to all rights, powers and remedies given to Pledgee by virtue of any statute or rule of law. Any forbearance or failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Pledgee.

       12. If any provision of this Pledge Agreement is held to be unenforceable for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Pledge Agreement shall be deemed valid and enforceable to the full extent possible.

       13. This Pledge Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado as applied to contracts made and performed entirely within the State of Colorado by residents of such State.

Dated:  August 31, 1999

                                   PLEDGOR:



                                   ________________________________________
                                   Printed Name:  Gerald K. Dinsmore







                                      4.